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    As filed with the Securities and Exchange Commission on November 2, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report: (Date of earliest event reported): November 2, 1999

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-9264                               31-030330
         (Commission File Number)          (IRS Employer Identification Number)


         Two North Riverside Plaza, Suite 200
                  Chicago, Illinois                       60606
         (Address of Principal Executive Offices)       (Zip Code)

                                 (312) 258-1890
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           Other Events

                           On November 2, 1999 we issued a press release
                  reporting our earnings for the third quarter ended September 30, 1999 and restating our earnings for the first quarter ended March 31, 1999 and the second quarter ended June 30, 1999. Please see a copy of the press release, which is attached hereto as an exhibit.


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ITEM 7.           Financial Statements and Exhibits.

                  Exhibit
                  Number                             Exhibit

                    99 American Classic Voyages Co. Press Release, issued November 2, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN CLASSIC VOYAGES CO.


Date: November 2, 1999                 By: /s/ Jordan B. Allen
                                           ---------------------------------
                                           Jordan B. Allen, Executive Vice
                                           President and General Counsel